EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Stubblefield, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Lottery.com Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 12, 2025	By:	/s/ Robert Stubblefield
Robert Stubblefield
Chief Financial Officer and Principal Accounting Officer